Exhibit 10.84

FIRST AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT
Dated as of December 23, 2004

This FIRST AMENDMENT, WAIVER AND CONSENT (this “Amendment”) is among WORLDSPAN TECHNOLOGIES INC. (formerly known as Travel Transaction Processing Corporation), a Delaware corporation (“WTI”), WS HOLDINGS LLC, a Delaware limited liability company (“LP”), and WORLDSPAN, L.P., a Delaware limited partnership (the “Borrower”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.            WTI, LP, the Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 30, 2003, by and among WTI, LP, the Borrower, the lenders from time to time party thereto (the “Lenders”), Lehman Brothers Inc., as sole and exclusive advisor, joint lead arranger and joint book-runner, Deutsche Bank Securities Inc., as syndication agent, joint lead arranger and joint book-runner, JPMorgan Chase Bank, Citicorp North America, Inc. and Dymas Funding Company, LLC, as documentation agents, and the Administrative Agent (the “Credit Agreement”; capitalized terms used but not otherwise defined herein are used with the meanings given such terms in the Credit Agreement).

B.            WTI, LP and the Borrower has requested that the Administrative Agent and the requisite Lenders enter into this amendment, waiver and consent, as set forth herein, and the Administrative Agent and the requisite Lenders are willing to enter into such amendment, waiver and consent on the terms and conditions stated below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             WAIVER AND CONSENT.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the requisite Lenders hereby

(a)           waive Section 7.9 of the Credit Agreement to the limited extent necessary to permit the repurchase, repayment or redemption of up to $24,000,000 worth of Senior Notes and up to $37,000,000 worth of Seller Notes, in each case, from cash on and on terms and conditions and pursuant to documentation satisfactory to the Administrative Agent; and

(b)           consent to (i) the amendment of the Delta FASA substantially in the form attached hereto as Annex II (the “Delta FASA Amendment”) and any further amendment thereof that may be required by the terms of the Delta FASA to conform certain economic terms to the terms of the Northwest FASA Amendment (as defined below) ,[**] (such amendment when effective, the “Northwest FASA Amendment”).

2.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by inserting therein, in the appropriate place to maintain alphabetical order, the following new definition:

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

“First Amendment”:  the First Amendment, Waiver and Consent to this Agreement, dated as of December 23, 2004.

(b)           Section 7.9 of the Credit Agreement is hereby amended by deleting the word “Subordinate” in the proviso at the end of clause (a)(ii) thereof.

(c)           Section 2.12(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided however, that notwithstanding the foregoing, on the Excess Cash Flow Application Date the Borrower may exclude up to $61,000,000 (in the aggregate for the term of this agreement) of the amount payable pursuant to this Section 2.12(c) (it being understood that such $61,000,000 deduction will be made from the amount which is the result of multiplying Excess Cash Flow by the ECF Percentage) pursuant to a written notice to the Administrative Agent stating that the Borrower intends to use such amounts to prepay, repurchase, redeem Senior Notes or Seller Notes as permitted by the First Amendment; provided further that any such amounts not used to make such prepayment, repurchase or redemption by the December 31 following such Excess Cash Flow Application Date, shall be applied toward the prepayment, repurchase or redemption of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(d) on such December 31st.

3.             CONDITIONS TO EFFECTIVENESS.  The effectiveness of the waiver contained in Section 1 of this Amendment and of the amendment contained in Section 2 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)           the Administrative Agent shall have executed this amendment , shall have received written authorization to execute this Amendment from Lenders constituting the required Lenders, and shall have received counterparts of this Amendment executed by WTI, LP and by the Borrower and counterparts of the consent attached hereto as Annex I (the “Consent”) executed by each of the Grantors, as defined in the Guarantee and Collateral Agreement;

(b)           each of the representations and warranties in Section 4 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

(c)           the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) reimbursable under the Credit Agreement and for which invoices have been presented;

(d)           the Borrower shall have paid to each of the Lenders authorizing the Administrative Agent to execute this Amendment by December 22, 2004, an amendment fee equal to the product of 0.05% multiplied by the amount of each such Lender’s Aggregate Exposure as of the effective date of the Amendment; and

(e)           the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

4.             REPRESENTATIONS AND WARRANTIES.  Each of WTI, LP and the Borrower represents and warrants jointly and severally to the Administrative Agent and the Lenders as follows:

(a)           Authority.  Each of WTI, LP and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment.  Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents (as amended hereby).  The execution, delivery and performance by WTI, LP and the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment has been duly executed and delivered by WTI, LP and the Borrower, and the Consent has been duly executed and delivered by each Grantor.  When the Conditions to Effectiveness in Section 3 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c)           Representations and Warranties.  The representations and warranties made by any of the Loan Parties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d)           No Conflicts.  Neither the execution, delivery and performance of the Consent, this Amendment, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate any Requirement of Law or any material Contractual Obligation of any Loan Party or (b) result in, or require, the creation or imposition of any Lien (other than Liens created by the Loan Documents) on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

(e)           No Default.  Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

5.             REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

(a)           If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(d)           This Amendment is a Loan Document.  The provisions of Sections 10.12 and 10.20 of the Credit Agreement shall apply with like effect to this Amendment.

6.             COUNTERPARTS.  This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment (or any authorization to execute this Amendment) or the Consent by facsimile shall be effective as delivery of a manually executed counterpart thereof.

7.             GOVERNING LAW.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WORLDSPAN TECHNOLOGIES INC. (f/k/a
Travel Transaction Processing Corporation),
a Delaware corporation

By:	/s/ JEFFREY C. SMITH
Name: Jeffrey C. Smith
Title: General Counsel, Secretary & Senior Vice President Human Resources

WS HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ JEFFREY C. SMITH
Name: Jeffrey C. Smith
Title: General Counsel, Secretary & Senior Vice President Human Resources

WORLDSPAN, L.P.,
a Delaware limited partnership

By:	/s/ JEFFREY C. SMITH
Name: Jeffrey C. Smith
Title: General Counsel, Secretary & Senior Vice President Human Resources

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	/s/ CRAIG MALLOY
Name: Craig Malloy
Title: Authorized Signatory